SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
November 10, 2005
(Date of earliest event reported)
Smart Video Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation or organization)	000-26809 (Commission File No.)	91-1962104 (IRS Employer Identification No.)
3505 Koger Boulevard
Suite 400
Duluth, GA 30096
(Address of principal executive offices)
(770) 279-3100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SmartVideo Technologies, Inc. (the “Company”) hereby amends its Form 8-K , which was filed with the Securities and Exchange Commission on November 4, 2005.
ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
The present board of directors of the Company and Messrs. Glenn Singer and Michael E. Criden have agreed that Messrs. Singer and Criden will not be appointed to the Company’s board of directors until there is a favorable resolution of the proxy contest litigation involving the Company in the case styled Forté Capital Partners, LLC v. Richard E. Bennett, Jr. and SmartVideo Technologies, Inc. CA. No. 4195-N, including, but not limited to, the Delaware Chancery Court vacating, amending or modifying its November 3, 2005 Status Quo Order or entering a new order to allow Messrs. Singer and Criden to be appointed to the Company’s board of directors.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTVIDEO TECHNOLOGIES, INC.
By:	/s/ Richard E. Bennett, Jr.
	Name:	Richard E. Bennett, Jr.
	Title:	President & CEO

Date: November 10, 2005